Exhibit 10.10

THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT

This Third Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of January 20, 2023, by and between City National Bank (“Bank”) and Backblaze, Inc. (“Borrower”).

RECITALS

A.Bank and Borrower have entered into that certain Loan and Security Agreement dated as of October 21, 2021 (as amended from time to time, the “Loan Agreement”).

B.Borrower has requested that Bank amend the Loan Agreement, and Bank has agreed to do so.

AGREEMENT

NOW, THEREFORE, the parties agree as follows:

1.Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.Amendments to Loan Agreement.

2.1Section 1.1 (Definitions).

(a) The defined term “Permitted Indebtedness” is hereby amended by deleting the “and” at the end of clause (f), replacing the “.” at the end of clause (g) with “; and” and adding the following new clause (h), as follows:

“(h) Indebtedness consisting of guarantees of the lease obligations of Netherlands Subsidiary in favor of Data Sales CO US, Data Sales Netherlands BV, Dell-US and/or Dell-EMEA.”

(b) The defined term “Permitted Investment” is hereby amended by deleting the “and” at the end of clause (c), replacing the “.” at the end of clause (d) with “; and” and adding the following new clause (e), as follows:

“(e) Investments in (i) Backblaze Netherlands B.V., a Subsidiary organized under the laws of the Netherlands (“Netherlands Subsidiary”) and (ii) Backblaze Worldwide, Inc., a Subsidiary organized under the laws of the State of Delaware to own the capital stock of Netherlands Subsidiary (“Delaware Subsidiary”).”

2.2Section 2.4 (Interest Rates). The first sentence of Section 2.4(a) is amended and restated to read as follows:

“Except as set forth in Section 2.4(b), Advances consisting of Average SOFR Advances shall bear interest, on the outstanding Daily Balance thereof, at a rate equal to Average SOFR plus two percent (2.0%).”

2.3Section 6.9 (Accounts). Section 6.9 is amended and restated to read as follows:

“6.9 Accounts. Borrower shall use its best efforts to maintain and cause each of its Subsidiaries to maintain its depository, operating, and investment accounts with Bank. For each account that Borrower maintains outside of Bank, Borrower shall cause the applicable bank or financial institution at or with which any such account is maintained to execute and deliver an account control agreement or other appropriate instrument in form and substance satisfactory to Bank; provided however, that Borrower shall be permitted to maintain its existing accounts with Wells Fargo Bank, and provided, further, that Netherlands Subsidiary may maintain account(s) in the Netherlands and shall not be required to execute and deliver account control agreements with respect to such account(s).”

2.4 Exhibit D (Compliance Certificate). Exhibit D to the Loan Agreement is hereby replaced in its entirety with Exhibit D attached hereto.

3.Consent. Bank consents to the formation of Netherlands Subsidiary and Delaware Subsidiary. Notwithstanding the provisions of Section 6.7 of the Loan Agreement, neither Netherlands Subsidiary nor Delaware

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Subsidiary shall be required to become Borrowers under the Loan Agreement or otherwise guarantee the Obligations.

4.Limitation of Amendments

4.1The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

4.2This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

5.Representation and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

5.1Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

5.2Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

5.3The organizational documents of Borrower most recently delivered to Bank remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

5.4The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

5.5The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

5.6The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

5.7This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

6.Ratification of Perfection Certificate. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of October 21, 2021, and acknowledges, confirms and agrees that the disclosures and information Borrower provided to Bank in such Perfection Certificate have not changed (other than as set forth in written notices to Bank), as of the date hereof.

7.Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

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8.Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

9.Electronic Execution of Documents. Each party hereto may execute this Amendment by electronic means and recognizes and accepts the use of electronic signatures and records by any other party hereto in connection with the execution and storage hereof.

10.Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto and (b) payment of an amount equal to the Bank Expenses incurred in connection with the negotiation and preparation of this Amendment.

[Signature page follows.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK	BORROWER
CITY NATIONAL BANK	BACKBLAZE, INC.

By: /s/ Alan Jepsen	By: /s/ Frank Patchel
Name: Alan Jepsen	Name: Frank Patchel
Title: SVP	Title: Chief Financial Officer

[Signature Page of Third Amendment to Loan and Security Agreement]